Long term debt	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
10.	Long-term debt:

Pursuant to a collaboration and license agreement (Agreement) with Merck Sharp & Dohme (Switzerland) GmbH and Merck Sharp & Dohme Corp. (formerly Merck & Co, Inc.) (Merck), Merck granted the Company an interest-bearing credit facility of up to $100 million, secured by a first priority interest to the Company’s patents and all associated proceeds. This credit facility could be accessed in amounts of up to $25 million annually, subject to certain minimums, from January 1, 2010 to December 31, 2013, with each advance to be fully repaid on December 31st, six years after the year in which the Company provides Merck written notice to extend the credit under the credit facility. Interest accrues at LIBOR, which resets annually, plus 8% per annum and is payable at the end of each calendar quarter. The Company borrowed $25 million under this facility during the year ended December 31, 2012 and $25 million during the year ended December 31, 2010.

On September 25, 2012, Merck gave notice to the Company of its termination of the Agreement (note 14). As a result of the notice of termination, Merck does not have an obligation to make further advances under the credit facility. Terms of the existing advances made under the credit facility remain the same as prior to the notice of termination of the Agreement.

On December 10, 2012, the Company reached an agreement with Merck to settle its debt obligation. Under the terms of the settlement agreement, the Company will pay Merck $20 million on or before March 31, 2013 to settle its outstanding debt of $50 million plus accrued interest of $2 million owed to Merck. The settlement between the Company and Merck will terminate the credit facility and, upon payment of the $20 million settlement amount, will release and discharge the collateral security taken in respect of the advances under the line of credit. Interest also ceased to accrue from the effective date of the settlement agreement. Prior to year-end, the settlement agreement was amended, which allowed the Company to pay $7 million of the $20 million settlement amount to Merck, settling $17.5 million of the original outstanding debt obligation of $50 million and $718 of accrued interest. The Company recorded a gain on debt settlement of $11,218.

The remaining balance of the Company’s settlement amount of $13 million must be paid on or before March 31, 2013 pursuant to the settlement agreement. The final settlement payment will extinguish the remaining $32.5 million of debt. If the settlement amount is not paid by March 31, 2013, the remaining amounts outstanding under the facility become immediately due and payable. Consequently, as at December 31, 2012, the fair value of the Company’s debt obligation approximates the final settlement amount of $13 million. The debt obligation is classified as Level 2 of the fair value hierarchy.

Subsequent to year end, the settlement agreement was further amended, allowing the Company to pay the remaining balance of the settlement amount prior to March 31, 2013. On March 1, 2013, the Company paid the remaining $13 million of the debt settlement amount to Merck, extinguishing all outstanding debt obligations, resulting in an additional gain on debt settlement of $20,834. With this final payment, all outstanding debt obligations are extinguished and Merck has released and discharged the collateral security taken in respect of the advances under the line of credit (note 20).